EXHIBIT 99.1

                              SIGNATURES FOR FORM 3
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                                   Protection Holdings, LLC

                                   By: /s/ TIMOTHY J. WHALL
                                       ----------------------------------------
                                   Name: Timothy J. Whall
                                   Title: President and Chief Executive Officer

                                   Protection Holdings II, Inc.

                                   By: /s/ TIMOTHY J. WHALL
                                       ----------------------------------------
                                   Name: Timothy J. Whall
                                   Title: President and Chief Executive Officer

                                   GTCR Fund IX/A, L.P.

                                   By: GTCR PARTNERS IX, L.P.
                                       ----------------------------------------
                                   Its: General Partner

                                   By: GTCR GOLDER RAUNER II, L.L.C
                                       ----------------------------------------
                                   Its: General Partner

                                   By: /s/ CHRISTIAN B. MCGRATH
                                       ----------------------------------------
                                   Name: Christian B. McGrath
                                   Title: General Counsel

                                   GTCR Fund IX/B, L.P.

                                   By: GTCR PARTNERS IX, L.P.
                                       ----------------------------------------
                                   Its: General Partner

                                   By: GTCR GOLDER RAUNER II, L.L.C
                                       ----------------------------------------
                                   Its: General Partner

                                   By:  /s/ CHRISTIAN B. MCGRATH
                                       ----------------------------------------
                                   Name: Christian B. McGrath
                                   Title: General Counsel

                                   GTCR Partners IX, L.P.

                                   By: GTCR GOLDER RAUNER II, L.L.C
                                       ----------------------------------------
                                   Its: General Partner

                                   By:  /s/ CHRISTIAN B. MCGRATH
                                       ----------------------------------------
                                   Name: Christian B. McGrath
                                   Title: General Counsel

                                   GTCR Golder Rauner II, L.L.C.

                                   By:  /s/ CHRISTIAN B. MCGRATH
                                        ---------------------------------------
                                   Name: Christian B. McGrath
                                   Title: General Counsel